Exhibit 99.1

This Management Presentation (this “Presentation”) is the property of Vince Holding Corp. and its subsidiaries (collectively, “Vince” or the “Company”). By accepting this Presentation, the recipient acknowledges that it has read, understood and accepted the terms of this disclaimer. This Presentation is not a formal offer to sell or solicitation of an offer to buy the Company’s securities. Information contained in this Presentation should not be relied upon as advice to buy or sell or hold such securities or as an offer to sell such securities. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this Presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements relating thereto. By acceptance of this Presentation, each recipient agrees not to copy, reproduce or distribute to others the Presentation, in whole or in part, without the prior written consent of the Company, and will promptly return this Presentation to the Company upon request.   This Presentation contains the Company’s financial results in conformity with U.S. generally accepted accounting principles (“GAAP”) as well as adjusted results which are non-GAAP financial measures, including adjusted operating income (loss), which eliminates the effect on operating results of various factors. The Company believes the presentation of these non-GAAP measures facilitates an understanding of the Company’s continuing operations without the impact of such factors. The factors excluded to arrive at non-GAAP financial measures included in this Presentation and the reconciliation of GAAP to non-GAAP results are provided on page 23 of this Presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information of the Company prepared in accordance with GAAP. This Presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “target,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are not guarantees of actual results, and our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control, including those as set forth from time to time in our Securities and Exchange Commission (the “SEC”) filings, including those described in our Annual Report on Form 10-K under “Item 1A – Risk Factors” filed with the SEC on April 25, 2018. Any forward-looking statement made by the Company in this Presentation speaks only as of the date on which it is made. Except as may be required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.  Market data and industry information used in this presentation are based on independent industry surveys and publications and other publicly available information prepared by third party sources. Although the Company believes that these sources are reliable as of their respective dates, it has not verified the accuracy or completeness of this information from independent sources. Disclaimer 2

Key Investment Highlights Leading Premium Contemporary Fashion Brand with Attractive Demographics High Brand Awareness and Strong Customer Loyalty Strategically Repositioned with Strong Momentum Actionable Growth Opportunities Experienced Management Team 3

Company Overview

Retail Segment Overview Provides critical customer touch point and ability to showcase full product line as well as test new products Disciplined new store opening strategy through minimal capital spend, favorable lease terms and site selection focused on capturing walk-away sales Total Retail Store Count 5 Store Locations 19 22 28 37 48 54 55 59

New Short Hills Vince Store Success Store opened in a location next to Bloomingdales on March 29, 2018 Strong contingent of former clients from Bloomingdales have migrated to the Vince store Capex was below historical levels on account of choosing landlords with ready-for-use locations Expected payback period of less than two years 6

Pacific Palisades Vince Store 7 Flagship store opened on October 10, 2018

Content rich e-commerce site with robust capabilities to enhance the customer experience Full-featured, fully responsive e-commerce platform available on all devices across all browsers (redesign launched in July 2016) Recently launched mobile application for iOS and Android in November 2017 to build a richer, more engaging experience Vince is featured on many of the leading contemporary apparel online retailers and is advertised across digital media venues such as New York Times and Goop Increase in top of funnel advertising critical to drive acquisition but supported by strong ROI metrics in lower funnel efforts Highly robust, mature email program Highly-successful paid searches strategy has grown its contribution of new users and revenue Strong opportunities remain to continue robust growth momentum E-Commerce Segment Overview 8

Includes sales to major department stores and specialty stores globally Strong relationships with high-quality, blue-chip customers such as Nordstrom and Neiman Marcus which include high-traffic online accounts Remaining runway for capture of additional walk-away sales along with further opportunities in extended sizes and improving business with key partners International expansion represents a strong opportunity Stable, well-rounded customer base that is positioned for future growth Wholesale Segment Overview Premier Wholesale Partners 9

Growing Brand Awareness and Strong Customer Loyalty Growing aided brand awareness and affinity in women’s business Aided brand awareness reached 48% in 2017, up from 23% in 2014 Brand affinity is up 7% from 2017 to 61%, the highest affinity in comparison to other brands(1) Underpenetrated aided brand awareness in men’s provides significant opportunity Aided brand awareness was 22% in 2017 79% of those aware of the brand report high levels of affinity for Vince, up from 2015(1) Significant potential to increase driven by recent initiatives 99% of customers either love (72%) or like (27%) Vince(2) 81% of women customers would purchase the Vince brand elsewhere if not available at preferred department store(1) Favorable customer profile Vince customers are fairly balanced across age ranges Vince appeals to well-established affluent consumers who care about fashion 10 Source: Nielsen study conducted in June 2017 on responses from ~500 women and 500 men of at least age 18, $100k+ household income for women and $75k+ household income for men, $1,000+ average 6-month clothing spend on themselves, and who shop in upscale/prestige department stores and/or specialty stores/websites. Vince house survey sent to ~229,000 Vince email subscribers (entire active and non-active database) in May 2017

Senior Management Team Joined Vince in October 2015 Previous experience includes serving as CEO & President of Bon-Ton Stores, Inc. and Lord & Taylor L.L.C., where he was credited with revamping the Company’s brand Prior to that, he served six years as President and CEO of Neiman Marcus Direct, a subsidiary of The Neiman Marcus Group Inc. Joined Vince in 2010 Leads the Women’s and Men’s North American Wholesale business and direct-to-consumer buying team Previously the National Sales Manager at Original Penguin, a division of Perry Ellis, where she oversaw both the Men’s and Women’s businesses while successfully relaunching the brand into the department store channel Jill Norton SVP, Sales Joined Vince in April 2017 Responsible for leading new product design, footwear, accessories, fabric research and development, visual merchandising and store design Previously with Club Monaco, Theory, White + Warren, Fenn Wright Manson and Calvin Klein Joined Vince in February 2017 Previously served as SVP and CMO of Denim & Supply at Ralph Lauren, where she was responsible for the launch of the Denim & Supply Ralph Lauren brand Has 20 years of experience and proven success developing and implementing strategic plans focused on brand growth and increasing market share. Joined Vince in August 2015 Previously Group CFO at Sun Capital Partners where he focused on companies in the consumer products, manufacturing and retail sectors Previously served as SVP, CFO of Things Remembered and Divisional CFO of Cole National and held senior positions at Sherwin Williams and Ernst & Young. Brendan Hoffman CEO Caroline Belhumeur Creative Director Marie Fogel SVP, Merchandise Planning, Production, and Product Development David Stefko EVP, CFO 11

Strategic Repositioning

E-commerce Mobile app launched Targeted e-commerce walk-away sales Utilize new insights from the CRM database Align international pricing with wholesale partners Online order with in-store pickup Omni-channel inventory Growth Opportunities Testing new product categories Additional licensing opportunities International expansion Retail Optimized footprint Short-term leases at low occupancy Optimize leases of existing store base Optimize store operations Omni-channel inventory Showroom concept A Multifaceted Strategy that Drives Profitability and Augments the Brand Completed initiatives In-process initiatives Future initiatives Optimized Infrastructure and Costs Wholesale division Design spend Production spend SG&A spend Expanded Marketing Targeted “walk-away” business Optimize marketing spend Grow customer database Improve CRM strategy Optimized Supply Chain Hong Kong warehouse Direct ship to Nordstrom and Neiman Marcus Improve efficiency at DC Improve speed to market capabilities (faster fashion to chase trends) Repositioning Strengthen exclusive partnerships Collaborated marketing efforts with wholesale partners Buy-now, wear-now product deliveries Entered into Nordstrom’s Preferred Partner Program Strengthen specialty stores 13

Growth Opportunities

New Store Strategy Plans to expand retail presence Real estate strategy de-risks new store openings through a disciplined approach focused on initially short term leases Pop-up stores are generally expected to achieve a payback within two years in order to be considered for conversion to a long-term store 3 Pop-up must have clear potential to achieve results in line with Vince’s top performing stores 4 Pop-up stores require significantly less capital investment but have the same high standards as other stores 2 Key New Store Economic Metrics New stores generally involve short duration leases and/or primarily variable lease rate with optional extensions on favorable terms (“pop-up” stores) 1 15

Drivers of Future E-Commerce Growth Further optimization of paid search tactics Targeted on building brand awareness First international digital marketing test in select markets in H2 2018 Launched digital campaign to capture walk away business Suppress chargeback rate using new payment authorization partner Strong opportunities for optimization as transaction data now flows into CRM Numerous partners that analyze Vince’s platform and help improve upon it Drive App usage through push notifications, custom content, and early access perks Strong opportunity as business has demand revenue from outside the U.S. New local pricing strategy based on international price alignment across channels New Hong Kong 3PL distribution facility will provide scalable distribution hub for faster international deliveries Launched global e-commerce and logistics platform in August 2018 Local currency pricing and alignment with wholesale partners Digital Marketing International Penetration Investment in Technology Maximize available inventory Serve customers based on their needs rather than availability Improved logistics Vince – subscription service Omni-Channel Distribution 16

Initiatives in place to build outerwear category with both Nordstrom and Neiman Marcus Continued development and evolution of handbags at mid-price range that speak to the brand Expand Product Categories A wide variety of adjacent product segments for Vince to further diversify and grow its product offering 17 Cold Weather Home Handbags Accessories Dresses Athleisure Travel Extended Sizes

Additional Licensing Opportunities



U.S. Market Size: ~$2bn

Eyewear / Optical



U.S. Market Size: ~$16bn

Home Goods



U.S. Market Size: ~$9bn

Handbags



U.S. Market Size: ~$14bn

Accessories



U.S. Market Size: ~$3bn

Perfume



U.S. Market Size: ~$78bn

Activewear / Intimates

Note: Opportunity sizes based on IBIS and Euromonitor estimates for 2017 U.S. market sales

VINCE.

18

International Expansion 19 Strategic marketing initiatives to loyal and potential new customers via pop-up stores, PR, and digital media Expand wholesale presence and account base with potential for the opening of international retail stores Launch men’s business in both APAC and Middle Eastern countries as well as re-launch in Europe Develop vince.com international sales to compliment regional brick & mortar and wholesale accounts business Well-positioned to expand globally with international warehouses

Financial Overview

Summary Operating Analysis Income Statement Summary Balance Sheet Summary ($ in millions) ($ in millions) 21   1H18 1H17 Net Sales 117.6 118.9 DTC Comparable Store Sales 13.3% (3.3)% Gross Margin 45.3% 43.0% Operating Loss 6.8 17.1 Net Loss 9.5 19.4   2Q18 2Q17 Cash 5.3 3.8 Total Debt 63.6(1) 72.0 Shareholders' Equity (Deficit) 65.9 (32.9) On August 21, 2018, the Company refinanced its existing Term Loan Facility and Revolving Credit Facility by entering into a new $27,500 senior secured term loan facility and a new $80,000 senior secured revolving credit facility. All outstanding amounts under the existing facilities were repaid in full and those existing credit facilities were terminated.

Summary Operating Analysis (Cont.) Net Sales by Segment Adjusted Operating Loss(1) and Adj. Operating Loss Margin ($ in millions) ($ in millions) 22 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 DTC Comparable Sales Adjusted operating loss refers to the operating loss excluding the impact of retail store, goodwill, and intangible asset impairment charges -3.5% -4.9% -1.1% 2016 2017 LTM Jul-18* $268.2 $272.6 $271.4

Reconciliation Tables 23